_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 23, 2003





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  333-110340              41-1808858
(State or Other Jurisdiction      (Commission             (I.R.S. Employer
        of Incorporation)          File Number)            Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000

                         Exhibit Index located on Page 5
       _________________________________________________________________




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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.

        On December 30, 2003, the Registrant will cause the issuance and sale of $253,125,000 initial principal amount of Home Equity Loan-Backed Notes, Series 2003-HS4 (the "Notes"), pursuant to an Indenture to be dated as of December 30, 2003, between Home Equity Loan Trust 2003-HS4, as issuer and JPMorgan Chase Bank, as Indenture Trustee.

     In connection with the sale of the Notes by the underwriters (the "Underwriters") named in the Underwriting Agreement to be dated as of December 23, 2003,between the Registant and Reidential Funding Corporation; the Registrant has been advised that the Underwriters have furnished to prospective investors certain yield tables and other computational tables (the "Computational Materials") with respect to the Notes following the effective date of Registration Statement No. 333-110340, which Computational Materials are being filed manually as exhibits to this report.

     The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Securities and Exchange Commission.

     THE UNDERWRITERS HAVE ADVISED THE REGISTRANT THAT CERTAIN INFORMATION IN THE COMPUTATIONAL MATERIALS MAY HAVE BEEN BASED ON ASSUMPTIONS THAT DIFFERED FROM THE FINAL POOL INFORMATION.

     The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The
Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        In addition, the actual characteristics and performance of the Home Equity Loans underlying the Notes (the "Home Equity Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Home Equity Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Notes.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements.

        Not applicable.

(b) Pro Forma Financial Information.

        Not applicable.

(c) Exhibits:

            ITEM 601(A) OF
            REGULATION S-K
EXHIBIT NO. EXHIBIT NO.         DESCRIPTION

    1          99            Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                RESIDENTIAL FUNDING MORTGAGE
                                SECURITIES II, INC.



                                By:    /s/ Mark White
                                Name:  Mark White
                                Title: Vice President



Dated:  December 23, 2003




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Exhibit Index


               Item 601(a) of        Sequentially
Exhibit        Regulation S-K        Numbered
Number         Exhibit No.           Description          Page

1                     99             Computational        Filed
                                     Materials            Manually





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